ADDENDUM #1                    EXHIBIT 10.58




     AGREEMENT made this 6th day of July 1998, between REGENCY PARK CORPORATION, A North Carolina corporation having its principal place of business in Cary, North Carolina (the "Landlord")and SEER TECHNOLOGIES, INC., a Delaware corporation having its principle place of business in Cary, North Carolina (the "Tenant").


                               WITNESSETH:

     WHEREAS, the Landlord and Tenant entered into an Amended and Restated Lease Agreement dated March 31, 1997 (herein collectively called the "Lease"), whereby the Landlord leased to the Tenant premises in a building at 8000
Regency Parkway, Cary, North Carolina (herein called the "Building"); and

     WHEREAS, the Tenant desires to reduce it's Premises in the Building.


     NOW, THEREFORE, in consideration of the Premises and of the mutual Agreements hereinafter set forth, it is hereby mutually agreed as follows:


1. Effective August 1, 1998, the Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be as follows:

   Rental of Eight Hundred Eighty-Seven Thousand Six Hundred Fifty-Eight and 90/100 Dollars($887,658.90) per year ("Annual Rent"), payable in equal monthly installments of Seventy-Three Thousand Four Hundred Seventy-One and 57/100 Dollars ($73,971.57), in advance, on or before the first day of each calendar month for the period August 1, 1998, up to and including March 31, 1999;

   Rental of Nine Hundred Forty-One Thousand Four Hundred Sixty-Five and 00/100 Dollars($941,465.00) per year ("Annual Rent"), payable in equal monthly installments of Seventy-Eight Thousand Four Hundred Fifty-Five and 42/100 Dollars ($78,455.42), in advance, on or before the first day of each calendar month for the period April 1, 1999, up to and including March 31, 2001;

   Rental of Nine Hundred Ninety-Five Thousand Two Hundred Sixty-Three and 00/100 Dollars ($995,263.00) per year ("Annual Rent"), payable in equal monthly installments of Eighty-Two Thousand Nine Hundred Thirty-Eight and 58/100 Dollars ($82,938.58), in advance, on or before the first day of each calendar month for the period April 1, 2001, up to and including March 31, 2004;


2. The space as outlined on the floor plan which is attached to the Amended and Restated Lease Agreement dated March 31, 1997 as Exhibit A and Exhibit A-1, both for the first floor, shall be replaced by Exhibit G and Exhibit G-1.


3. Effective August 1, 1998, Article 2, Paragraph 2.02.01 OPERATING EXPENSES of the Lease Agreement shall be amended to reflect that the Tenant's share of Operating Expenses over the Base Operating Expenses shall now be thirty-seven and thirteen one hundredths percent (37.13%) for the "Second Term" as per Lease.

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4. Effective August 1, 1998, Article 2, Paragraph 2.02.02 REAL ESTATE TAXES
   shall be amended to reflect that the Tenant's share of Teal Estate Taxes over the Base Real Estate Taxes shall now be thirty-seven and thirteen one hundredths percent 37.13%) for the "Second Term" as per the Lease.


5. The reduction of Premises constitutes approximately four thousand eight hundred nineteen (4,819)rentable square feet.


6. The "Occupied Premises" as defined in the Amended and Restated Lease Agreement constitutes fifty-three thousand seven hundred ninety-eight (53,798) rentable square feet.


7. The Tenant shall pay to the Landlord as a one-time payment to be made no later than July 31, 1998, Twenty-Nine Thousand Three Hundred Fifty and 00/100 Dollars ($29,350.00).


8. Except as herein modified, the Amended and Restated Lease Agreement shall continue in full force and effect.


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     IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the day and year first above written.





                                          REGENCY PARK CORPORATION
                                          Landlord

Corporate Seal

                                          By:/s/ Eric Salomon

                                          Eric Salomon
                                          Vice President


ATTEST:

/s/ Patricia Messere

Patricia Messere
Assistant Secretary


Corporate Seal

                                          SEER TECHNOLOGIES, INC.
                                          Tenant


                                          By: /s/Steven Dmiszewicki

                                          Title: Co-President and Chief
                                                 Financial Officer


ATTEST:

/s/ Dennis M. KcKinnie

Secretary






Exhibit G   - Floor Plans for Floors 1-5.
Exhibit G-1 - Floor Plans for Occupied Premises on Floors 1-4.

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